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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 15, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-27423                 51-0391303
  (State of incorporation)      (Commission File Number)       (IRS Employer
                                                            Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                             1 KOZHEVNICHESKY PROEZD
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)

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Item 2.  Acquisitions and Dispositions of Assets.

    On December 1, 2003, Golden Telecom, Inc. (the "Company" or "GTI") and wholly-owned subsidiaries of GTI finalized the acquisition of 100% of the outstanding shares of OAO Comincom ("Comincom") previously held by Nye Telenor East Invest AS ("Telenor"). Pursuant to the Share Exchange Agreement, GTI issued 7,007,794 shares of GTI's common stock to Telenor and Telenor appointed two representatives to GTI's Board of Directors. A special meeting of GTI's stockholders held on November 28, 2003 approved the issuance of the 7,007,794 shares of GTI's common stock to Telenor. GTI will begin to consolidate the financial position and results of operations of Comincom as of December 1, 2003. The purchase price of Comincom was determined through arms' length negotiation between the Company and Telenor. For purposes of this transaction, the 7,007,794 shares were valued at $27.61 per share, resulting in total gross consideration of approximately $193.5 million, excluding direct transaction costs. The Company was advised by JP Morgan PLC.

     The acquisition of 100% of Comincom further strengthens the Company's position in the key Moscow and St. Petersburg communications markets, and positions the Company to realize operating and cost synergies. Comincom provides telecommunications services, principally to major hotels, business offices and mobile communication companies through its telecommunications network in Russia, including Moscow, St. Petersburg, Voronezh, Samara and several other major population centers. The Company intends to use the assets of Comincom in the manner in which they were previously used.

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Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired:

Previously filed

(b)  Pro forma financial statements:

The required pro forma financial statements will be filed within the prescribed timeframe in an amendment to this Current Report on Form 8-K.

(c)  Exhibits

 DESIGNATION        DESCRIPTION OF EXHIBIT
 -----------        ----------------------
     99.4*          Share Exchange Agreement dated August 19, 2003 by and among
                    Golden Telecom, Inc., SFMT-CIS, Inc. (a wholly-owned
                    subsidiary of Golden Telecom, Inc.) and Nye Telenor East
                    Invest AS.

     99.5* Registration Rights Agreement dated as of August 19, 2003 between and among Golden Telecom, Inc., Alfa Telecom
                    Limited, Nye Telenor East Invest AS, OAO Rostelecom, Capital
                    International Global Emerging Markets Private Equity Fund,
                    L.P., Cavendish Nominees Limited, and First NIS Regional
                    Fund SICAV

     99.6* Standstill Agreement dated as of August 19, 2003 between and among Alfa Telecom Limited, Nye Telenor East Invest AS, OAO
                    Rostelecom, Capital International Global Emerging Markets
                    Private Equity Fund, L.P., Cavendish Nominees Limited, First
                    NIS Regional Fund SICAV and Golden Telecom, Inc.

     99.7* Shareholders Agreement dated as of August 19, 2003 between and among Alfa Telecom Limited, Nye Telenor East Invest AS,
                    OAO Rostelecom, Capital International Global Emerging
                    Markets Private Equity Fund, L.P., Cavendish Nominees
                    Limited, First NIS Regional Fund SICAV and Golden Telecom,
                    Inc.

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*                   Incorporated by reference to the correspondingly numbered
                    Exhibit to the Company's current report on Form 8-K dated August 19, 2003 (Commission File 0-27423).



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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          GOLDEN TELECOM, INC.
                                          (Registrant)

                                          By:    /s/ MICHAEL D. WILSON
                                             -----------------------------------
                                          Name:  Michael D. Wilson
                                          Title: Corporate Controller
                                                 (Principal Accounting Officer)


Date:  December 15, 2003